(1)
PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
10f-3 Transactions
Quarter Ended 06/30/2010

                            SECURITIES PURCHASED
ITEM                                           COMMON STOCK
----                                           ------------

(1) Name of Issuer                        Hudson Pacific Properties

(2)Description of Security (name,
  coupon, maturity, subordination,
  common stock, etc.)                       Common Stock

(3) Date of Purchase                      06/23/2010

(4)Date of Offering                       06/23/2010

(5)Unit Price                             $17.00

(6)Principal Amount of Total
   Offering                               $217,600,000

(7)Underwriting Spread (% and $)          7.00% and $1.19

(8)Names of Syndicate Members             BofA Merrill Lynch,
                                          Barclays Capital, Morgan
                                          Stanley, Wells Fargo
                                          Securities, BMO Capital
                                          Markets, KeyBanc Capital
                                          Markets

(9)Dollar Amount of Purchase by
the Portfolio                             $164,390

(10)% of Offering Purchased by Portfolio  0.0755%

(11)% of Offering Purchased by
   Associated Accounts                    7.7370%

(12)% of Portfolio Assets Applied to
   Purchase                               0.4900%

(13)Name(s) of Syndicate Members (s)
   from whom Purchased                    Barclays

(14)Name of Affiliated Underwriter        Morgan Stanley



(2)
PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
10f-3 Transactions
Quarter Ended 06/30/2010


                            SECURITIES PURCHASED
ITEM                                           COMMON STOCK
----                                           ------------

(1)Name of Issuer                          AMB Property Corp.
(2)Description of Security (name,
  coupon, maturity, subordination,
  common stock, etc.)                      Common Stock

(3)Date of Purchase                        04/07/2010

(4)Date of Offering                        04/07/2010

(5)Unit Price                              $27.50

(6)Principal Amount of Total Offering      $434,500,000

(7) Underwriting Spread (% and $)          4.00% and $1.10

(8)Names of Syndicate Members             Morgan Stanley, J.P.
                                          Morgan, BofA Merrill
                                         Lynch, Daiwa Capital
                                         Markets, ING, Scotia
                                         Capital, Credit Agricole
                                         CIB, HSBC, Mitsubishi UFJ
                                         Securities, PNC Capital

(9)
Dollar Amount of Purchase by
the Portfolio                             $102,025

(10)
% of Offering Purchased by Portfolio       0.0235%

(11)
% of Offering Purchased by
Associated Accounts                         3.1411%

(12)
% of Portfolio Assets Applied to Purchase      0.2800%

(13)
Name(s) of Syndicate Members
(s) from whom Purchased                      BofA Merrill Lynch

(14)
Name of Affiliated Underwriter               Morgan Stanley




(3)
PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
10f-3 Transactions

Quarter Ended 06/30/2010



                            SECURITIES PURCHASED
ITEM                                           COMMON STOCK
----                                           ------------



(1)
Name of Issuer                                Biomed Realty Trust Inc.

 (2)
Description of Security (name, coupon,
maturity, subordination, common stock, etc.)    Common Stock

(3)
Date of Purchase                                   04/14/2010

(4)
Date of Offering                                   04/14/2010

(5)
Unit Price                                         $17.25

(6)
Principal Amount of Total Offering                 $198,375,000

(7)
Underwriting Spread   (% and $)                    4.00% and $0.69

(8)
Names of Syndicate Members

                                            Raymond James, Morgan Stanley,
                                           UBS Investment Bank, Wells
                                           Fargo Securities,  Keybanc
                                       Capital Markets, Baird, Credit Suisse,
                                             Deutsche Bank Securities,
                                          RBC Capital Markets, RBS, Stifel
                                           Nicolaus, BMO Capital Markets

(9)
Dollar Amount of Purchase by the Portfolio        $25,358

(10)
% of Offering Purchased by Portfolio                0.0128%

(11)
% of Offering Purchased by Associated Accounts        1.7263%

(12)
% of Portfolio Assets Applied to Purchase              0.0700%

(13)
Name(s) of Syndicate Members (s) from
whom Purchased                                          Raymond James

(14)
Name of Affiliated Underwriter                           Morgan Stanley



-----------     ---------



PACIFIC LIFE FUNDS
Report Pursuant to Rule 10f-3
Quarter Ended June 30, 2010

Name of Manager:	Morgan Stanley Investment Management Inc.
Name of Portfolio:	PL Real Estate Fund

Eligibility (check one):
	[x]Registered Public Offering
     [ ]Government Entity
	[ ]Eligible Foreign Offering
	[ ]Eligible Rule 144A Offering
	[ ]Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):
[x]	The securities were purchased (1) prior to the end of the
first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities
(excepting, in an Eligible Foreign Offering, rights required by law to be granted in existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[x]	The securities were offered pursuant to an underwriting or
similar agreement under which the underwriters were committed to purchase of the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[x]	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purchases, we represent that we are not aware of any other comparable underwritings.

[x]	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ]	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[x]	Percentage of offering purchased by the Portfolio and other
funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144a offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering;
(b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[x]	The Portfolio did not purchase the securities being offered
directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate managers shall not be deemed to be a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated
Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to
determine (attach copy of written statement for each box
checked):
	[ ]	the securities were sold in an Eligible Rule 144A
Offering;
	[ ]	compliance with the first condition, above, regarding
time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule
10f-3 Procedures.

Date:	07/15/2010				Signed:	/s/ Ted Bigman
						Name:  Ted Bigman
				    Title: Managing Director/Fund Manager

PACIFIC LIFE FUNDS
Report Pursuant to Rule 10f-3
Quarter Ended June 30, 2010

Name of Manager:	Morgan Stanley Investment Management Inc.
Name of Portfolio:	PL Real Estate Fund

Eligibility (check one):
	[x]Registered Public Offering
	[ ]Government Entity
	[ ]Eligible Foreign Offering
	[ ]Eligible Rule 144A Offering
	[ ]Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):
[x]	The securities were purchased (1) prior to the end of the
first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities
(excepting, in an Eligible Foreign Offering, rights required by law to be granted in existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[x]	The securities were offered pursuant to an underwriting or
similar agreement under which the underwriters were committed to purchase of the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[x]	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purchases, we represent that we are not aware of any other comparable underwritings.

[x]	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ]	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[x]	Percentage of offering purchased by the Portfolio and other
funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144a offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering;
(b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[x]	The Portfolio did not purchase the securities being offered
directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate managers shall not be deemed to be a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated
Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to
determine (attach copy of written statement for each box
checked):
	[ ]	the securities were sold in an Eligible Rule 144A
Offering;
	[ ]	compliance with the first condition, above, regarding
time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule
10f-3 Procedures.

Date:	08/02/2010				Signed:	/s/ Ted Bigman
				Name:  Ted Bigman
					Title: Managing Director/Fund Manager

PACIFIC LIFE FUNDS
Report Pursuant to Rule 10f-3
Quarter Ended June 30, 2010

Name of Manager:	Morgan Stanley Investment Management Inc.
Name of Portfolio:	PL Real Estate Fund

Eligibility (check one):
	[x]Registered Public Offering
	[ ]Government Entity
	[ ]Eligible Foreign Offering
	[ ]Eligible Rule 144A Offering
	[ ]Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):
[x]	The securities were purchased (1) prior to the end of the
first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities
(excepting, in an Eligible Foreign Offering, rights required by law to be granted in existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[x]	The securities were offered pursuant to an underwriting or
similar agreement under which the underwriters were committed to purchase of the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[x]	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purchases, we represent that we are not aware of any other comparable underwritings.

[x]	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ]	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[x]	Percentage of offering purchased by the Portfolio and other
funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144a offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering;
(b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[x]	The Portfolio did not purchase the securities being offered
directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate managers shall not be deemed to be a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated
Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to
determine (attach copy of written statement for each box
checked):
	[ ]	the securities were sold in an Eligible Rule 144A
Offering;
	[ ]	compliance with the first condition, above, regarding
time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule
10f-3 Procedures.

Date:	08/02/2010				Signed:	/s/ Ted Bigman
				Name:  Ted Bigman
					Title: Managing Director/Fund Manager




----------       ------------





PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

10f-3 Transactions

Quarter Ended - 09/30/2010





Securities
Purchased
Item

(1)
Name of Issuer
Dell Inc.

(2)
Description of Security (name,
coupon, maturity, subordination,
common stock, etc.)
Dell 1.4% 09/10/13

(3)
Date of Purchase
09/07/2010

(4)
Date of Offering
09/07/2010

(5)
Unit Price
$99.886

(6)
Principal Amount of Total Offering
$500,000,000

(7)
Underwriting Spread
$ (equity) or % (fixed-income)
0.25%

(8)
Names of Syndicate Members
 Barclays Capital, Goldman,
Sachs & Co, Morgan Stanley,
BNP Paribas, Deutsche Bank
Securities, J.P. Morgan, UBS
Investment Bank, Wells Fargo Securities

(9)
Dollar Amount of Purchase by the Portfolio
$274,687

(10)
% of Offering Purchased by Portfolio
0.06%

(11)
% of Offering Purchased by Associated Accounts
14.95%

(12)
% of Portfolio Assets Applied to Purchase
0.29%

(13)
Name(s) of Syndicate Members (s) from whom Purchased
Barclays Capital

(14)
Name of Affiliated Underwriter
Goldman, Sachs & Co.




------------             ---------------




PACIFIC LIFE FUNDS
Report Pursuant to Rule 10f-3
Quarter Ended September 30, 2010

Name of Manager:	Goldman Sachs Asset Management, L.P. ("GSAM")
Name of Portfolio:	PL Short Duration Bond Fund

Eligibility (check one):
	[x]Registered Public Offering
	[ ]Government Entity
	[ ]Eligible Foreign Offering
	[ ]Eligible Rule 144A Offering
	[ ]Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):
[x]	The securities were purchased (1) prior to the end of the
first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities
(excepting, in an Eligible Foreign Offering, rights required by law to be granted in existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[x]	The securities were offered pursuant to an underwriting or
similar agreement under which the underwriters were committed to purchase of the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[x]	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purchases, we represent that we are not aware of any other comparable underwritings.

[x]	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[N/A]	In the case of Eligible Municipal Securities, the
issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[x]	Percentage of offering purchased by the Portfolio and other
funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144a offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering;
(b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[x]	The Portfolio did not purchase the securities being offered
directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate managers shall not be deemed to be a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated
Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to
determine (attach copy of written statement for each box
checked):
	[ ]	the securities were sold in an Eligible Rule 144A
Offering;
	[x]	compliance with the first condition, above, regarding
time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule
10f-3 Procedures.

Date:	10/19/2010		Signed:	/s/ James P. McCarthy
						Name:  James P. McCarthy
							Title: Managing Director